UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: May 31, 2025

Item 1. Report to Stockholders.

TICKER: TFCGX

Semi-Annual Shareholder Report

May 31, 2025

This semi-annual shareholder report contains important information about Taylor Frigon Core Growth Fund for the period of December 1, 2024 to May 31, 2025. You can find additional information about the Fund at https://www.taylorfrigonfunds.com/prospectus. You can also request this information by contacting us at 1-888-897-4821.

What were the Fund costs for the last six months?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment[1]
Taylor Frigon Core Growth Fund	$70	1.45%
[1]	Annualized.
Fund Statistics
Net Assets ($)	$29,027,668
Number of Portfolio Holdings	49
Portfolio Turnover Rate (%)	19%
What did the Fund invest in?
Sectors (% of net assets)

*	Net Cash represents cash equivalents and liabilities in excess of other assets.
Availability of Additional Information about the Fund.

Additional information is available at https://www.taylorfrigonfunds.com/prospectus, including its:

  Prospectus

  Holdings

  Fund Commentary

  Financial Information

  Proxy Voting information

  Updated Performance

Important Notice Regarding Delivery of Shareholder Documents.

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-888-897-4821 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Taylor Frigon Core Growth Fund
		Schedule of Investments
	May 31, 2025 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Biological Products (No Diagnostic Substances)
242,969	Compugen Ltd. * (Israel)	$ 357,164	1.23%

Communications Equipment, NEC
17,786	Napco Security Technologies, Inc.	496,229	1.71%

Computer Storage Devices
11,289	Pure Storage, Inc. - Class A *	604,978	2.08%

Electromedical & Electrotherapeutic Apparatus
24,102	InMode Ltd. * (Israel)	353,335
5,324	TransMedics Group, Inc. *	676,787
		1,030,122	3.55%

Electronic Components, NEC
6,297	Impinj, Inc. *	718,425	2.48%

General Industrial Machinery & Equipment, NEC
20,256	Symbotic Inc. - Class A *	580,740	2.00%

In Vitro & In Vivo Diagnostic Substances
1,371	IDEXX Laboratories, Inc. *	703,817	2.43%

IT Services
4,752	CloudFlare, Inc. - Class A *	788,309
27,749	Grid Dynamics Holdings, Inc. - Class A *	347,695
2,858	MongoDB, Inc. - Class A *	539,676
3,896	NICE Ltd. ADR *	646,463
		2,322,143	8.00%

Measuring & Controlling Devices, NEC
4,077	Onto Innovation Inc. *	374,839	1.29%

Optical Instruments & Lenses
6,650	Camtek Ltd. * (Israel)	442,491
767	KLA Corporation	580,527
		1,023,018	3.52%

Orthopedic, Prosthetic & Surgical Appliances & Supplies
7,462	Edwards Lifesciences Corporation *	583,678	2.01%

Printing Trades Machinery & Equipment
25,612	Kornit Digital Ltd. * (Israel)	558,342	1.92%

Radio & TV Broadcasting & Communications Equipment
82,649	Vuzix Corporation *	241,335	0.83%

Retail - Auto Dealers & Gasoline Stations
3,124	Carvana Co. - Class A *	1,022,048	3.52%

Retail - Eating & Drinking Places
8,843	Dutch Bros. Inc. - Class A *	638,465	2.20%

Retail - Shoe Stores
5,036	Boot Barn Holdings, Inc. *	807,321	2.78%

Security & Commodity Brokers, Dealers, Exchanges & Services
4,268	Tradeweb Markets Inc. - Class A	616,513	2.12%

Semiconductors & Related Devices
7,919	Astera Labs, Inc. *	718,412
12,178	Credo Technology Group Holding Ltd * (Cayman Islands)	742,371
7,501	Marvell Technology, Inc.	451,485
1,298	Monolithic Power Systems, Inc.	859,146
66,600	QuickLogic Corporation *	344,988
15,268	Tower Semiconductor Ltd. * (Israel)	602,170
		3,718,572	12.82%

Services - Amusement & Recreation Services
49,003	Lucky Strike Entertainment Corp - Class A	422,896	1.46%

Services - Business Services, NEC
7,937	CBIZ, Inc. *	573,369
25,196	Fiverr International Ltd. * (Israel)	816,854
		1,390,223	4.79%

Services - Computer Processing & Data Preparation
15,856	Toast, Inc. - Class A *	668,806	2.30%

Services - Computer Programming Services
3,260	EPAM Systems, Inc. *	568,837	1.96%

Services - Computer Programming, Data Processing, Etc.
2,795	Wix.com Ltd. * (Israel)	416,315	1.43%

Services - Prepackaged Software
25,083	Alkami Technologies, Inc. *	718,377
11,529	Bill.com Holdings, Inc. *	503,587
1,576	CyberArk Software Ltd. * (Israel)	603,261
10,341	Gitlab Inc. - Class A *	470,619
43,181	Mobileye Global Inc. - Class A * (Israel)	701,691
2,217	monday.com Ltd. * (Israel)	659,535
12,670	Procore Technologies, Inc. *	851,044
5,130	ServiceTitan, Inc. - Class A *	567,737
		5,075,851	17.49%

Surgical & Medical Instruments & Apparatus
132,282	Apyx Medical Corporation *	206,360
46,770	ClearPoint Neuro, Inc. *	552,354
8,194	DexCom, Inc. *	703,045
8,354	Glaukos Corporation *	787,698
25,553	NovoCure Limited * (Jersey)	488,318
9,896	PROCEPT BioRobotics Corporation *	573,968
		3,311,743	11.41%

Total for Common Stocks (Cost $21,794,457)		28,252,420	97.33%

MONEY MARKET FUNDS
804,421	Federated Hermes Government Obligations Money
	Market Fund Institutional Shares 4.18% **	804,421	2.77%
(Cost $804,421)
Total Investment Securities		29,056,841	100.10%
	(Cost $22,598,878)

Liabilities in Excess of Other Assets		(29,173)	-0.10%

Net Assets		$ 29,027,668	100.00%

ADR - American Depositary Receipt.
* Non-Income Producing Security.
** The rate shown represents the 7-day yield at May 31, 2025.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Taylor Frigon Core Growth Fund

Statement of Assets and Liabilities (Unaudited)
May 31, 2025

Assets:
Investment Securities at Fair Value	$ 29,056,841
(Cost $22,598,878)
Dividends Receivable	5,733
Total Assets	29,062,574
Liabilities:
Management Fees Payable	24,073
Service Fees Payable	10,833
Total Liabilities	34,906
Net Assets	$ 29,027,668

Net Assets Consist of:
Paid In Capital	$ 25,521,209
Total Distributable Earnings/(Accumulated Deficit)	3,506,459
Net Assets, for 1,570,088 Shares Outstanding	$ 29,027,668
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($29,027,668/1,570,088 shares)	$ 18.49
Redemption Price * ($18.49 x 0.98) (Note 2)	$ 18.12

Statement of Operations (Unaudited)
For the six month period ended May 31, 2025

Investment Income:
Dividends (Net of Foreign Withholding Taxes of $0)	$ 24,255
Total Investment Income	24,255
Expenses:
Management Fees (Note 4)	146,515
Service Fees (Note 4)	65,931
Total Expenses	212,446

Net Investment Income/(Loss)	(188,191)

Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) on Investments	(1,554,146)
Net Increase from Payment made by Affiliate (Note 5)	33,625
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(701,786)
Net Realized and Unrealized Gain/(Loss) on Investments	(2,222,307)

Net Increase/(Decrease) in Net Assets from Operations	$ (2,410,498)

* Reflects a 2% redemption fee if shares are redeemed within 90 days or less of purchase.
The accompanying notes are an integral part of these financial statements.

Taylor Frigon Core Growth Fund

Statements of Changes in Net Assets	(Unaudited)
	12/1/2024	12/1/2023
	to	to
	5/31/2025	11/30/2024
From Operations:
Net Investment Income/(Loss)	$ (188,191)	$ (357,536)
Net Realized Gain/(Loss) on Investments	(1,554,146)	1,491,042
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(701,786)	8,687,988
Net Increase/(Decrease) in Net Assets from Operations	(2,444,123)	9,821,494

From Distributions to Shareholders:	-	-

From Capital Share Transactions:
Proceeds From Sale of Shares	476,288	2,828,507
Proceeds From Redemption Fees (Note 2)	-	902
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(1,377,239)	(8,227,539)
Net Increase/(Decrease) from Shareholder Activity	(900,951)	(5,398,130)

Net Increase/(Decrease) in Net Assets	(3,345,074)	4,423,364

Net Assets at Beginning of Period	32,372,742	27,949,378
Net Assets at End of Period	$ 29,027,668	$ 32,372,742
Share Transactions:
Issued	26,076	165,965
Reinvested	-	-
Redeemed	(71,995)	(470,713)
Net Increase/(Decrease) in Shares	(45,919)	(304,748)
Shares Outstanding Beginning of Period	1,616,007	1,920,755
Shares Outstanding End of Period	1,570,088	1,616,007

The accompanying notes are an integral part of these financial statements.

Taylor Frigon Core Growth Fund

Financial Highlights	(Unaudited)
Selected data for a share outstanding	12/1/2024		12/1/2023		12/1/2022		12/1/2021		12/1/2020	12/1/2019
throughout each period:	to		to		to		to		to	to
	5/31/2025		11/30/2024		11/30/2023		11/30/2022		11/30/2021	11/30/2020
Net Asset Value -
Beginning of Period	$ 20.03		$ 14.55		$ 14.70		$ 30.30		$ 25.38	$ 15.65
Net Investment Income/(Loss) (a)	(0.12)		(0.20)		(0.20)		(0.25)		(0.40)	(0.25)
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	(1.42)		5.68		0.05		(12.63)		6.65	10.23
Total from Investment Operations	(1.54)		5.48		(0.15)		(12.88)		6.25	9.98

Distributions (From Net Investment Income)	-		-		-		-		-	-
Distributions (From Realized Capital Gains)	-		-		-		(2.72)		(1.34)	(0.26)
Total Distributions	-		-		-		(2.72)		(1.34)	(0.26)
Proceeds from Redemption Fee (Note 2)	-		-	+	-	+	-	+	0.01	0.01

Net Asset Value -
End of Period	$ 18.49		$ 20.03		$ 14.55		$ 14.70		$ 30.30	$ 25.38
Total Return (c)	(7.69)%	* (d)	37.66%		(1.02)%		(46.51)%		25.54%	64.93%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 29,028		$ 32,373		$ 27,949		$ 33,361		$ 60,856	$ 44,432

Ratio of Expenses to Average Net Assets	1.45%	**	1.45%		1.45%		1.45%		1.45%	1.45%
Ratio of Net Investment Income/(Loss) to
Average Net Assets	(1.28)%	**	(1.15)%		(1.36)%		(1.37)%		(1.34)%	(1.34)%
Portfolio Turnover Rate	19.46%	*	30.28%		27.35%		27.53%		17.06%	28.92%

* Not Annualized.
** Annualized.
+ Less than $0.005.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of
Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(d) During the six month period ending May 31, 2025, 0.10% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for a realized investment loss incurred from trade errors. (See Note 5).
The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
TAYLOR FRIGON CORE GROWTH FUND
May 31, 2025
(Unaudited)

1.) ORGANIZATION
The Taylor Frigon Core Growth Fund (the “Fund”) was organized as a diversified series of PFS Funds (the “Trust”) on December 7, 2016, and commenced operations on December 27, 2016. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of May 31, 2025, there were ten series authorized by the Trust. The Fund’s objective is to seek long-term capital appreciation. The investment adviser to the Fund is Taylor Frigon Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown in the Statement of Operations and the Financial Highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and their role, the Chief Investment Officer at the Adviser is deemed to be the Chief Decision Maker.

The Fund follows the significant accounting policies described in this section:

SECURITY VALUATION
All investments in securities are valued as described in Note 3. The Trust’s Board of Trustees (“Board”) has designated the Adviser as “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days or less of purchase. During the six month period ended May 31, 2025, proceeds from redemption fees were $0.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended May 31, 2025, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. The differences between book and tax basis are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund.

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER
The Fund records security transactions based on a trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices in active markets included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

VALUATION OF FUND ASSETS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at NAV provided by the fund and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of May 31, 2025:

Valuation Input of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 28,252,420	$ -	$ -	$ 28,252,420
Money Market Funds	804,421	-	-	804,421
	$ 29,056,841	$ -	$ -	$ 29,056,841

The Fund did not hold any Level 3 assets as of the six month period ended May 31, 2025. The Fund did not invest in derivative instruments during the six month period ended May 31, 2025.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund and pays the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, fees and expenses of acquired funds, fees pursuant to Rule 12b-1 distribution plans, and extraordinary or non-recurring expenses. For its services, the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

As a result of the above calculation, for the six month period ended May 31, 2025, the Adviser earned management fees totaling $146,515. At May 31, 2025, the Fund owed the Adviser management fees of $24,073.

Additionally, the Fund has a Services Agreement with the Adviser (the “Services Agreement”). Under the Services Agreement the Adviser receives an additional fee of 0.45% of the average daily net assets up to $100 million, and 0.25% of such assets in excess of $100 million and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees (if any), taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses.

For the six month period ended May 31, 2025, the Adviser earned services fees of $65,931. At May 31, 2025, the Fund owed the Adviser services fees of $10,833.

5.) RELATED PARTY TRANSACTIONS
Certain officers and a Trustee of the Trust are also officers of Premier Fund Solutions, Inc. (the “Administrator”). These individuals receive benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Fund were each paid $1,000, for a total of $3,000, in Trustees’ fees for the six month period ended May 31, 2025. These fees were paid by the Adviser.

The Chief Compliance Officer ("CCO") of the Fund was paid $3,000, in CCO fees for the six month period ended May 31, 2025, by the Adviser.

During the six month period ended May 31, 2025, the Fund had a portfolio trade error where the Adviser oversold positions. As a result, the Adviser reimbursed the Fund $33,625, which is reflected on the Statement of Operations as Net Increase from Payment made by Affiliate. Due to the reimbursement, there was no impact to the Fund's net assets.

6.) PURCHASES AND SALES OF SECURITIES
For the six month period ended May 31, 2025, purchases and sales of investment securities other than short-term investments and U.S Government obligations aggregated $5,695,502 and $7,269,541, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of May 31, 2025, Charles Schwab & Co., Inc. (“Schwab”), for the benefit of its customers, held, in aggregate, 92.63% of the shares in the Fund. The Trust does not know whether any underlying accounts held at Schwab, owned or controlled 25% or more of the voting securities of the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at May 31, 2025 was $22,598,878. At May 31, 2025, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)		Net Appreciation/(Depreciation)
$9,282,395	($2,824,432)		$6,457,963

The tax character of distributions was as follows:

	Six Months Ended		Fiscal Year Ended
	May 31, 2025		November 30, 2024
Ordinary Income	$ -		$ -
Long-term Capital Gain	-		-
	$ -		$ -

9.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of May 31, 2025, the Fund had 57.20% of the value of its net assets invested in stocks within the Information Technology sector.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no events requiring adjustment or disclosure in the financial statements.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of Continuation of Management Agreement for the Taylor Frigon Core Growth Fund

On December 5, 2024, the Board of Trustees (the “Board” or “Trustees”) for the Taylor Frigon Core Growth Fund met to consider the renewal of the Management Agreement (the “Management Agreement”). In approving the Agreement, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by TFCM to the Fund; (ii) the investment performance of the Fund and TFCM; (iii) the cost of the services to be provided and the profits to be realized by TFCM from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) TFCM’s practices regarding possible conflicts of interest and other benefits to be realized by TFCM.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting by a representative of TFCM. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) information regarding the services and support provided to the Fund and its shareholders by TFCM; (ii) assessments of the investment performance of the Fund by TFCM; (iii) commentary on the reasons for the performance; (iv) presentations addressing TFCM’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit related information concerning the Fund and TFCM; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of TFCM; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various materials including, without limitation: (i) documents containing information about TFCM, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by TFCM from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent and Quality of the Services Provided by TFCM

In considering the nature, extent, and quality of the services provided by TFCM, the Trustees reviewed the responsibilities of TFCM under the Agreement. The Trustees reviewed the services being provided by TFCM including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements. The Trustees considered the coordination of services for the Fund among TFCM and the service providers and the Independent Trustees; and the efforts of TFCM to promote the Fund and grow assets. The Trustees discussed the quality of TFCM’s principals and the commitment to grow the firm’s business. The Trustees evaluated TFCM’s management team, including their education and experience. After reviewing the foregoing information and further information in the materials provided by TFCM, the Board concluded that the nature, extent, and quality of the services provided by TFCM was satisfactory and adequate for the Fund.

2. Investment Performance of the Fund and TFCM

In considering the investment performance of the Fund and TFCM, the Trustees compared the performance of the Fund with the performance of the S&P Mid Cap 400®Index, the Fund’s primary benchmark (the “Benchmark”) and to the funds included in Morningstar’s Small Growth Category, the category in which Morningstar has placed the Fund (the “Category”). The Trustees also compared the Fund’s performance to a sub- set of the Category that included funds with asset levels ranging from $10 million to $85 million, excluding index funds (the “Peer Group”). The Trustees noted that for the 1, 3 and 5-year periods ended September 30, 2024, the Fund underperformed compared to the Benchmark, and the Category and the Peer Group averages, with the exception of outperforming the Peer Group average for the 1-year period. They compared the Fund’s performance to the separate accounts managed by TFCM with a similar strategy, noting that the performance was comparable. After reviewing all the relevant information, the Board concluded that the investment performance of the Fund and TFCM was satisfactory, but noted that it would continue to monitor the Fund’s performance.

3. Costs of the Services to be provided and profits to be realized by TFCM

In considering the costs of the services to be provided and profits to be realized by TFCM from its relationship with the Fund, the Trustees considered: (1) TFCM’s financial condition and the level of commitment to the Fund and TFCM by its principals; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees considered the information provided by TFCM demonstrating that it is currently in a net profit as it relates to its overall services to the Fund. They noted that TFCM has confirmed its commitment to growing the Fund and has demonstrated its commitment by seeking assistance from the other service providers on ways to improve awareness of the Fund. The Trustees also considered potential benefits for TFCM in managing the Fund, noting the public performance record. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. It was noted that the Fund’s management fee was higher than the average management fee for the Category and Peer Group. The Trustees then compared the Fund’s expense ratio (as reported in the Fund’s prospectus) to the Category and Peer Group averages, noting that the Fund’s expense ratio was higher than both the Category and Peer Group averages. The Trustees discussed the management fees charged by TFCM to its separately managed accounts, noting that the fee structures are the same. The Trustees recognized that under the Agreement and services agreement with the Fund, TFCM is capping the Fund’s total operating expenses at 1.45% per annum. They reviewed the fees and expenses of the Fund being paid by TFCM pursuant to the services agreement. The Trustees noted that, overall (management fees plus service fees), the Fund is profitable to TFCM. Based on the foregoing, the Board concluded that the fees to be paid to TFCM were fair and reasonable in relation to the nature and quality of the services provided by TFCM.

4. Economies of Scale

The Trustees next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the fact that TFCM was obligated under a services agreement to pay certain of the Fund’s operating expenses, which had the effect of limiting the overall fees paid by the Fund. It was noted that TFCM has agreed to continue the services agreement for another year, which results in the Fund’s expenses being capped at no greater than 1.45% per annum. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, were fair and reasonable in relation to the nature and quality of the services provided by TFCM.

5. Possible conflicts of interest and benefits to TFCM

In considering TFCM’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the principals of TFCM; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of TFCM’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to TFCM’s potential conflicts of interest. Based on the foregoing, the Board determined that TFCM’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. The Board considered the fee assessment practices of TFCM with respect to separate account clients that invest in the Fund, noting that their clients only pay one management fee to TFCM. TFCM noted that it may experience certain cost savings by having the Fund within the Trust, which is made up of other series in which it may share certain expenses. Based on the foregoing, the Board concluded that the practices of TFCM with respect to possible conflicts of interest were acceptable.

The Board then reflected on its discussion with a representative of TFCM earlier in the Meeting. Next, the Independent Trustees and Counsel met in executive session to discuss the continuation of the Agreement. The officers of the Trust and others present at the Meeting were excused during this discussion.

After further review and discussion, the Board determined that the best interests of the Fund's Shareholders were served by the renewal of the Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/ James Craft
James Craft
President

Date: 7/21/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James Craft
James Craft
President (Principal Executive Officer)

Date: 7/21/2025

By: /s/ Jeffrey R. Provence
Jeffrey R. Provence
Chief Financial Officer (Principal Financial Officer)

Date: 7/21/2025